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                                                                    EXHIBIT 99-A

                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                   OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

         I, Reuben Mark, state and attest that:

              (1) To the best of my knowledge, based upon a review of the covered reports of Colgate-Palmolive Company, and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

              (2) I have reviewed the contents of this statement with the
                  Company's audit committee.

              (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o  2001 Annual Report on Form 10-K of Colgate-Palmolive
                     Company;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Colgate-Palmolive Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o  any amendments to any of the foregoing.


/s/ Reuben Mark
----------------------
Reuben Mark
August 2, 2002

                                                        State of New York  )
                                                                           ) ss.
                                                        County of New York )
                                                        Subscribed and
                                                        sworn to before me
                                                        this 2nd day of
                                                        August 2002.

                                                                 /s/
                                                        ------------------------
                                                        Notary Public

                                                        My Commission Expires: